SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2006

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 15, 2006, Mr. John Keith Markley resigned from the board of directors of Vistula Communications Services, Inc. (the “Company”) and from his position as president of Vistula USA, Inc., a wholly owned subsidiary of the Company.  Mr. Markley’s resignation results from his desire to reduce his business commitments to pursue personal interests. To the knowledge of the Company, his resignation was not in connection with any disagreement concerning matters relating to the Company’s operations, policies or practices.

As a result of Mr. Markley’s resignation and pursuant to the Employment Agreement dated as of April 11, 2006, between the Company and Mr. Markley, as amended by the Amendment to Employment Agreement dated August 1, 2006 and in accordance with an Agreement and General Release between the Company and Mr. Markley dated as of December 15, 2006, the Company shall be required to pay Mr. Markley his current base salary of $290,000 over twelve (12) months, in accordance with the Company’s current payroll practices; provided, that the Company and Mr. Markley agree that these amounts constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

Also, Mr. Markley will continue to be covered under the Company’s medical plans for a period of twelve (12) months following his resignation; provided that Mr. Markley shall continue to be responsible for his portion of such payments via applicable withholdings.

After giving effect to the resignation of Mr. Markley, the Company’s board of directors consists of four members, Rupert Galliers-Pratt, Anthony Warrender, J. Marcus Payne and Jack Early.

A copy of the Agreement and General Release between the Company and Mr. Markley dated as of December 15, 2006 is attached hereto as Exhibit 99.1.

Item 7.01                                             Regulation FD Disclosure

A copy of the press release issued by the Company on December 18, 2006 announcing Mr. Markley’s resignation is filed as Exhibit 99.2 and is incorporated by reference.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

99.1                           Agreement and General Release between the Company and John Keith Markley dated as of December 15, 2006.

99.2                           Press Release dated December 18, 2006 entitled “Management Change at Vistula.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: December 18, 2006	/s/ Rupert Galliers-Pratt
Rupert Galliers-Pratt CEO and President

Exhibit Index

Exhibit No.	Description

99.1	Agreement and General Release between the Company and John Keith Markley dated as of December 15, 2006.

99.2	Press Release dated December 18, 2006 entitled “Management Change at Vistula.”